UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2021
ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307	87-0189025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (801) 844-7637

(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONP	The NASDAQ Stock Market, LLC
Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONO	The NASDAQ Stock Market, LLC
Series H 5.75% Non-Cumulative Perpetual Preferred Stock	ZIONN	The NASDAQ Stock Market, LLC
6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028	ZIONL	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Zions Bancorporation, National Association (the “Bank”) held its Annual Meeting of Shareholders on April 30, 2021. At the meeting, shareholders elected 11 directors for a term of one year; ratified the appointment of Ernst & Young LLP as the Bank’s independent auditor for 2021; and approved, on a nonbinding advisory basis, the 2020 compensation paid to the Bank’s executive officers.

The results were as follows:

1.Election of 11 director nominees for a one-year term.

DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS
Jerry C. Atkin
Maria Contereras-Sweet	128,381,810	1,040,503	183,254
Gary L. Crittenden	119,294,757	10,121,266	189,544
Suren K. Gupta	129,139,748	282,554	183,265
Claire A. Huang	128,960,372	466,349	178,846
Vivian S. Lee	128,063,760	1,364,913	176,894
Scott J. McLean	128,460,595	995,574	149,398
Edward F. Murphy	128,898,139	511,966	195,462
Stephen D. Quinn	114,993,233	14,418,436	193,898
Harris H. Simmons	123,354,234	5,943,419	307,914
Aaron B. Skonnard	128,355,557	1,062,456	187,554
Barbara A. Yastine	128,831,064	596,406	178,097

2.Ratification of the appointment of Ernst & Young LLP as the Bank’s Independent Registered Public Accounting Firm to audit the Bank’s financial statements for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
138,001,429	3,483,253	129,827

3.Approval, on a nonbinding advisory basis, of the compensation paid to the Bank’s named executive officers with respect to the fiscal year ended December 31, 2020.

Votes For	Votes Against	Abstentions
123,200,258	6,015,264	390,045

.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, N.A.

Date: April 30, 2021	By: /s/ THOMAS E. LAURSEN

______________________________________________
Name: Thomas E. Laursen
Title: Executive Vice President and
General Counsel